UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2015

BRIDGEWATER PLATFORMS INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-199582	32-123170
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 Shorncliffe Road, Etobicoke, Ontario, Canada  M8Z 5K5
(Address of principal executive offices)

(416) 659-8907
(Registrant's telephone number)

Former name or former address, if changed since last report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Previous independent registered public accounting firm

On June 8, 2015, Bridgewater Platforms Inc. (the "Company") was notified by Messineo & Co, CPAs LLC ("M&Co") that the firm resigned as the Company's independent registered public accounting firm. Except as noted in the paragraph immediately below, the reports of M&Co on the Company's financial statements for the period ended July 31, 2014, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.

The report of M&Co on the Company's financial statements as of July 31, 2014 and for the period from May 6, 2014 (date of inception) through July 31, 2014, contained explanatory paragraphs which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company has an accumulated deficit.

During the period from May 6, 2014 (date of inception) through July 31, 2014, and through June 8, 2015, the Company has not had any disagreements with M&Co on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Messineo's satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such periods.

During the period from May 6, 2014 (date of inception) through July 31, 2014 and through June 8, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided M&Co with a copy of this disclosure set forth under this Item 4.01 and requested M&Co to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.

 A copy of the letter from M&Co is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On June 8, 2015 (the "Engagement Date"), the Company engaged Malone Bailey, LLP ("Malone Bailey") as its independent registered public accounting firm for the Company's fiscal year ending July 31, 2015.

From inception and through the Engagement Date, the Company has not consulted with Malone Bailey regarding either:

1.	The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that night be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Malone Bailey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit 16.1 Letter from Messineo & Co, CPAs LLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGEWATER PLATFORMS INC.

Dated: June 10, 2015	By:	/s/ Emanuel Oliveira
Name: Emanuel Oliveira
Title: Chief Executive Officer